EXHIBIT 99.1

Phone: 800-213-0689 www.SolarWindow.com	Ms. Briana L. Erickson SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Email: Briana@SolarWindow.com

News Release

SolarWindow Enters into Third Phase of

Technology Development Agreement

with U.S. Department of Energy's

National Renewable Energy Lab (NREL)

Collaboration sets stage to commercializing transparent electricity-generating coatings, turning buildings into "power generators"

Columbia, MD – March 1, 2016 –SolarWindow Technologies, Inc. (OTCQB: WNDW), the leading developer of first-of-its-kind transparent electricity-generating coatings for glass and flexible plastics, today announced that it has entered into Phase III of its Cooperative Research and Development Agreement (CRADA) with the U.S. Department of Energy's National Renewable Energy Laboratory (NREL). The primary development goal of the Agreement is the commercialization of SolarWindow™ products.

SolarWindow Principal Scientist Dr. Scott Hammond (left) with NREL scientist Dr. Scott Mauger, applying electricity-generating coatings to glass at the NREL lab

NREL is recognized as one of the most respected and advanced solar-photovoltaic research institutions in the world. NREL scientists have been working side-by-side with SolarWindow Principal Scientist, Dr. Scott R. Hammond during the development of SolarWindow transparent electricity-generating coatings. SolarWindow is initially targeting the five million tall towers and commercial buildings in the United States, which consume almost 40% of the electrical energy generated.

"The prospect of skyscrapers generating electricity from see-through window products is very exciting," said Dr. Maikel van Hest, a Senior Scientist in the Thin Film and Processing Group within the National Center for Photovoltaics at NREL. "Through our CRADA, we have been able to develop and test this technology using some of the world's most advanced state of the art equipment. As a result, SolarWindow and NREL have advanced the technology by enhancing scale, efficiency and reliability."

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Under the terms of the Agreement, SolarWindow and NREL will continue to work jointly to enhance product performance, increase scale, and improve reliability; and develop new features and obtain important performance certifications required for a commercial rollout.

In addition, the team will focus on various SolarWindow™ product-specific goals, including:

•	Large scale window fabrication

•	Interconnection development for easy 'plug-n-play' on-site installation

•	Advanced performance measurement and modeling of SolarWindow™ when installed in various building types and geographies

•	SolarWindow™ performance under varying artificial and natural light conditions

SolarWindow™ can provide a one-year financial payback while producing 50-times greater energy than rooftop solar when modeled for a 50-story building, according to the company's independent validation. For the same building, SolarWindow shows 15-times the environmental benefit of rooftop solar by avoiding 2.2 million miles of equivalent carbon dioxide emissions produced by vehicles, according to the company's independently validated Power & Financial Model.

"With this CRADA extension in place, we're one step closer to launching what is possibly the single greatest breakthrough technology in clean energy to help us overcome our dependence on fossil fuels," said John A. Conklin, President and CEO of SolarWindow. "Keeping in mind that commercial buildings consume almost 40 percent of America's electricity, our goal is to put a solid dent in reducing carbon emissions and offsetting a building carbon footprint while providing customers with clean electricity-generating solutions that make economic sense."

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. is a developer of next generation, transparent electricity-generating SolarWindow™ coatings.

SolarWindow™ coatings generate electricity on see-through glass and flexible plastics with colored tints popular to skyscraper glass. Unlike conventional systems, SolarWindow™ can be applied to all four sides of tall towers, generating electricity using natural and artificial light conditions and even shaded areas. SolarWindow™ uses organic materials, which are dissolved into liquid, ideal for low-cost high-output manufacturing; and is the subject of a patent pending technology.

The company's Proprietary Power Production & Financial Model (Power & Financial Model) uses photovoltaic (PV) modeling calculations that are consistent with renewable energy practitioner standards for assessing, evaluating and estimating renewable energy for a PV project. The Power & Financial Model estimator takes into consideration building geographic location, solar radiation for flat-plate collectors (SolarWindow™ irradiance is derated to account for 360 degree building orientation and vertical installation), climate zone energy use and generalized skyscraper building characteristics when estimating PV power and energy production, and carbon dioxide equivalents. Actual power, energy production and carbon dioxide equivalents modeled may vary based upon building-to-building situational characteristics and varying installation methodologies.

For additional information, please call Ms. Briana L. Erickson toll free at 1-800-213-0689 or visit: www.solarwindow.com.

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Media Contact:

TrendLogic

Dwain Schenck

800-992-6299

dwain@trendlogicpr.com

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http://solarwindow.com/investors/faqs/

Social Media Disclaimer

Investors and others should note that we announce material financial information to our investors using SEC filings and press releases. We use our website and social media to communicate with our subscribers, shareholders and the public about the company, SolarWindowTM technology development, and other corporate matters that are in the public domain. At this time, the company will not post information on social media could be deemed to be material information unless that information was distributed to public distribution channels first. We encourage investors, the media, and others interested in the company to review the information we post on the company's website and the social media channels listed below:

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* This list may be updated from time to time.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the "company" or "SolarWindow Technologies") believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "intend," or "project" or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company's products, technical problems with the company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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